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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: May 17, 1999






                       COMPOSITE AUTOMOBILE RESEARCH, LTD.
             (Exact name of registrant as specified in its charter)



            Alberta, BC                            93-1202663
     (State of Incorporation)           (I.R.S. Employer Identification No.)

                                635 Front Street
                           El Cajon, California 92020
                    (Address of Principal Executive Offices)




                       (619) 444-7254 Fax: (619) 444-9026
          (Registrant's telephone and fax number, including area code)


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Item 4. Change in Registrant's Certifying Accountant.

        (a)     Previous independent accounts

                (i) On May 3, 1999, Harlan & Boettger, LLP has resigned as the Registrant's independent accounts.

                (ii) The reports of Harlan & Boettger on the Registrant's financial statements for fiscal years June 30, 1998 and 1997, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty audit scope or accounting principles.

                (iii) During the Registrant's two most recent fiscal years and through May 3, 1999, there have been no disagreements with Harlan & Boettger, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Harlan & Boettger would have caused them to make reference thereto in their report on financial statements for such years.

                (v) The Registrant has requested that Harlan & Boettger, LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. A copy of such letter, dated May 17, 1999 is filed as Exhibit 16 to this Form 8-K.

        (b)     New independent accountants

                (i) The Registrant's audit committee and Board of Directors is in the process of searching for new independent accounts.


Item 7. Financial Statements and Exhibits.

        (c)     Exhibits

                16 Letter dated May 17, 1999 from Harlan & Boettger, LLP, the Registrant's former accountants, to the SEC.


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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Composite Automobile Research

Date:   May 17, 1999             By: /s/ Thomas Bowers
                                     -----------------------------------------
                                         Thomas Bowers
                                         President and Chief Executive Officer


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